SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

  [  ]

Preliminary Proxy Statement

  [  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [X]

Definitive Proxy Statement

  [  ]

Definitive Additional Materials

  [  ]

Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Hanover Gold Company, Inc

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [  ]

$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

  [  ]

$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

  [X]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

  [  ]

Fee paid previously with preliminary materials.

  [  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)

Amount Previously Paid: n/a

2)

Form, Schedule or Registration Statement No.: n/a

3)

Filing Party: n/a

4)

Date Filed: n/a

Hanover Gold Company, Inc

601 W. Main Ave., Suite 1017

Spokane, Washington 99201

Notice of Special Meeting of Shareholders

To be Held on February 21, 2007

Dear Shareholder:

We are pleased to invite you to attend a Special Meeting of Shareholders of Hanover Gold Company, Inc., which will be held at 2:00 PM, local Spokane time on February 21, 2007, at 601 W. Main Ave., Spokane, WA, 99201.  The primary business of the meeting will be to:

•

Consider and vote upon the adoption of an amendment to the Company’s Articles of Incorporation to change the authorized capital of the Company from 48,000,000 shares of $0.0001 par value Common Stock to 500,000,000 shares of $0.0001 par value Common Stock and to increase the authorized preferred stock from 2,000,000 to 10,000,000 shares.  (See “Amended Articles of Incorporation”).

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Approve the sale of the Company’s mineral claims consisting of 121 unpatented mining claims and 32 patented mining claims in the Virginia City Mining District of Montana, and 31 patented mining claims near Norris and Pony, Montana.

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Transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on January 29, 2007, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Special Meeting and at any postponements or adjournments thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend.  You are therefore urged to complete, date and sign the accompanying Proxy and mail it in the enclosed postage-paid envelope as promptly as possible.  Your Proxy is revocable, either in writing or by voting in person at the Special Meeting, at any time prior to its exercise.  Thank you for your timely response.

We look forward to seeing you at the Shareholders’ Meeting on Fenruary 21, 2007.

Sincerely,

Terrence J. Dunne

President

Hanover Gold Company, Inc.

601 W. Main Ave., Suite 1017

Spokane, Washington 99201

(509) 462-0315

_________________________________

PROXY STATEMENT

Relating to

Special Meeting of Shareholders

To be held on February 21, 2007

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of Hanover Gold Company, Inc., (the “Company”) to holders of shares of the Company’s  $0.0001 par value Common Stock (the “Common Stock”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Special Meeting of Shareholders of the Company to be held on February 21, 2007, and any postponements or adjournments thereof  (the “Special Meeting”), for purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  This Proxy Statement is first being mailed to the Shareholders on or about January 31, 2007.

Management is the record and beneficial owner of 5,093,743 shares (approximately 15%) of the Company’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the Shareholders.

PURPOSE OF THE ANNUAL MEETING

Amendment to Articles of Incorporation

To consider and vote upon the adoption of an amendment to the Company’s Articles of Incorporation to change the authorized capital of the Company from 48,000,000 shares of $0.0001 par value Common Stock to 500,000,000 shares of $0.0001 par value Common Stock and to increase the authorized preferred stock from 2,000,000 shares to 10,000,000 shares (See “Amended Articles of Incorporation”).

Sale of Assets

To approve the sale of the Company’s mineral claims consisting of 121 unpatented mining claims and 32 patented mining claims in the Virginia City Mining District of Montana, and 31 patented mining claims near Norris and Pony, Montana.

Other Business

To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

As your vote is important, it is required that you complete and sign the enclosed proxy card and mail it promptly in the posted return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by Proxy.

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SUMMARY TERM SHEET

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Description of Transaction.  We are proposing to sell all of our mineral claims consisting of 32 patented and 121 unpatented mining claims within the Virginia City Mining District (Montana) and another 31 patented claims are located near Pony and Norris, Montana.  None of our properties have any proven or probable reserves (see “PROPOSALS SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS – Sale of Mineral Claims”).

•

Parties to Transaction.  Seller, the Company (Hanover Gold Company, Inc.).  Purchaser, Roy A Moen and Marlene Moen, husband and sine, the Moen’s are shareholders, but not affiliates of the Company (see “PROPOSALS SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS – Sale of Mineral Claims”).

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Terms of Transaction.  The sale price is $400,000 payable in full at closing with an adjustment of approximately $3,969 for monies due to us from the purchasers for reclamation expenses.  In addition, we are releasing the purchaser from a contingent liability to us in the amount of $75,000 and releasing a one percent net smelter return royalty payable to us if the properties are ever placed into production (see “PROPOSALS SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS Sale of Mineral Claims -Terms of Purchase”).

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Consideration Offered to Shareholders.  All proceeds from the transaction are payable to the Company.  Shareholders will not receive any of the proceeds from the sale of the mineral interests.

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Material Differences in the Rights of the Shareholders as a Result of the Transaction.  None.

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Reasons for Engaging in the Transaction.  Our management believes that our cash resources are best deployed in seeking properties other than those in which we currently have an interest.  The sale of our mineral interests will give us additional funds we can deploy to finance our search for and exploration on properties management considers viable exploration targets.  At the date of this Proxy Statement our management had not identified any such acquisition targets (see

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Vote Required for Approval of the Transaction.  The proposed sale of our mineral claims will require the affirmative vote of the holders of at least a majority of the shares entitled to vote (see “Voting at Annual Meeting – Required Approvals”).

•

Material Income Tax and Accounting Treatment.  It is management’s opinion that the income tax and accounting treatment of this transaction are not material to the Company.  (See “PROPOSALS SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS - Sale of Mineral Claims – Income Tax Treatment”).

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VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of the Company has fixed the close of business on January 29, 2007 as the record date for the purpose of determining Shareholders of the Company entitled to notice of and to vote at the Special Meeting.  At the close of business on that date, the Company had 34,281,443 issued and outstanding shares of Common Stock.  A majority of such shares will constitute a quorum for the transaction of business at the Special Meeting.  Proxies that are submitted but are not voted for or against (whether by abstentions, broker nonvotes, or otherwise) will be treated as present for all matters considered at the meeting.

2.

Solicitation of Proxies.  The accompanying Proxy is solicited on behalf of the Board of Directors of the Company and the cost of solicitation will be borne by the Company.  Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend to, solicit Proxies by mail, telephone, telegraph, or personal interviews.  The Company may request brokers, custodians, nominees, and other record holders to forward copies of the Proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of Proxies.  In such cases the Company will reimburse such holders for their reasonable expenses.  The Company intends to utilize the services of OTC Stock Transfer Company, to assist in proxy solicitation.

3.

Revocation of Proxy.  Any Proxy delivered in the accompanying form may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of the Company at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date presented at the meeting or by attendance of such person at the Special Meeting.

4.

How Proxies will be Voted.  Proxies received by the Board of Directors in the accompanying form will be voted at the Special Meeting as specified therein by the person giving the Proxy.  If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such Proxy will be voted FOR the nominees to the Board of Directors in the election of Directors.  All shares represented by valid Proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting.  However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.

Voting Power.  Shareholders of the Common Stock of the Company are entitled to one vote for each share held.  There is no cumulative voting for directors.

6.

Principal Shareholders.  The following tables set forth information, as of the record date, regarding the number and percentage of shares of Common Stock of the Company held by any person known to the Company to be the beneficial owner of more than five percent and each director, each of the name and executive officers and directors and officers as a group.

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Certain Beneficial Owners

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
Common	Estate of Neal A. Degerstrom (1)	3,950,533	11.52%
Common	Margaret A. Nierengarten (2)	2,323,200	6.68%
Common	Terrence Dunne	2,200,000	6.48%

(1)

Includes 1,459,953 shares owned by N. A. Degerstrom, Inc.

(2)

Includes 940,400 shares owned by her spouse

Management

Title of Class	Name & Address of Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent of Class
Common	Terrence Dunne	2,200,000	6.48%
Common	Hobart Teneff	1,213,743	3.54%
Common	Daniel McKinney	880,000	2.57%
Common	Paul Fredericks	800,000	2.33%
Common	Total of all executive officers and directors (4 individuals)	5,093,743	14.92%

There are no arrangements known to the Company, the operation of which may at a subsequent time result in the change of control of the Company.

7.

Required Approvals.  By unanimous consent the Board of Directors of the Company has adopted resolutions (1) approving the amendment to the Articles of the Corporation; (2) approving the sale of the Company’s mineral claims to Roy Moen and (3) recommending that the Company’s Shareholders vote to approve both the amendment to the Articles of Incorporation and the sale of the Company’s mineral claims as submitted to the Shareholders for consideration at the Special Meeting of Shareholders.

The proposed amendment to the Company’s Articles of Incorporation and the sale of the Company’s mineral claims will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon.

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8.

Dissenters’ Rights.  There are no dissenters’ rights applicable to any matters to be considered at the Special Meeting.

MARKET PRICE OF COMMON EQUITY

The Common Stock of the Company is traded on the over the counter market in the Pink Sheets.  The following table shows the high and low bid prices for the Common Stock for each quarter since January 1, 2004.  The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Fiscal Year

High Closing

Low Closing

2004:

First Quarter

.20

.14

Second Quarter

.13

.07

Third Quarter

.10

.07

Fourth Quarter

.07

.05

2005:

First Quarter

.10

.055

Second Quarter

.06

.04

Third Quarter

.05

.04

Fourth Quarter

.06

.03

2006:

First Quarter

.11

.03

Second Quarter

.55

.13

Third Quarter

       .55

       .31

Holders

As of the date of this memorandum there were approximately 400 shareholders of record of the Company’s Common Stock.

Dividends

The Company has never paid any dividends and does not anticipate the payment of dividends in

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the foreseeable future.

EXECUTIVE OFFICERS AND DIRECTORS

MANAGEMENT

Executive Officers and Directors

The following information is provided as of the record date with respect to each executive officer and director of the Company:

Name

Age

Year First Became A Director

Terrence J. Dunne, Director and President

57

2006

Daniel McKinney, Director

56

2006

Hobart Teneff, Director

86

1999

Paul E. Fredericks, Director

51

2006

Terrence J. Dunne.  For more than the past five years Mr. Dunne has operated Terrence J. Dunne & Associates, a sole proprietorship which provides bookkeeping, income tax return preparation and business consulting services for small businesses.  Mr. Dunne received his BBA, MBA and Masters in Taxation degrees from Gonzaga University.

Mr. Dunne has the following present and past experience with “blind pool” or “shell” type companies (1) New Hilarity Mining Company which became Orbit E-Commerce after the reverse merger was completed on September 5, 2000.  Prior to the reverse merger with Orbit Canada (the private company), Mr. Dunne was a principal shareholder of New Hilarity.  He purchased stock in New Hilarity for $0.025 per share.  After the reverse merger and the reverse split of the common stock, Mr. Dunne owned 249,000 shares.  Mr. Dunne sold all of his shares from October, 2000 to April of 2003.  The current market price of the stock is approximately $0.08.  Mr. Dunne received no other compensation, directly or indirectly, from the company.  (2) Mr. Dunne was a principal shareholder of Gold Bond Resources, Inc. from March of 2000 until the reverse merger was completed in January of 2003.  Mr. Dunne originally owned approximately 1,880,000 shares of common stock for which he paid $0.005 per share for 1,795,585 shares and $0.10 per share for another 35,000 shares in October of 2001.  The balance of the shares were purchased in the market at an average price of about $0.21.  Since December 5, 2002, Mr. Dunne has sold all of his shares at prices ranging from $0.21 to about $0.32.  Currently, the stock is trading at about $1.85 per share after a one for ten reverse stock split.  (3) Mr. Dunne was a principal shareholder of Royal Pacific Resources, Inc. (formerly Painted Desert Uranium and Oil Company).  Mr. Dunne purchased 2,030,000 (after a reverse stock split of one for six, Mr. Dunne now has 338,334 shares) shares at $0.005 per share in January of 2002.  This company (Now known as Great American Family Parks) is currently listed on the pink sheets at approximately $0.30.  (4) Mr. Dunne was a principal shareholder in Quad Metals Corporation.  Mr. Dunne purchased 18,000,000 shares of common stock at $0.001 per share in October, 2001.  After a reverse stock split in November 2002 of 1 for 50, Mr. Dunne had owned 233,000 shares

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of stock.  On October 1, 2003, Quad Metals closed a share exchange transaction with DataJungle Ltd. DataJungle is a software company that develops and markets web-based enterprise-class business intelligence software solutions that translate business data into interactive tables, charts and maps.  The former shareholders of Quad Metals retained approximately 13% of the company after the share exchange.  Mr. Dunne received no compensation in connection with the DataJungle transaction, but has sold all of his shares.  DataJungle currently trades in the $0.30 - $0.35 range.  (5) Mr. Dunne is an officer, director and a principal shareholder of Daybreak Oil & Gas, Inc. having purchased 3,200,000 shares of common stock in December of 2001 for $0.005 per share.  Mr. Dunne purchased an additional 150,000 shares of Daybreak stock at $0.02 per share in July, 2003.  In November, 2004, Mr. Dunne sold 50,000 shares of Daybreak at $0.12 per share.  In January, 2005, Mr. Dunne sold an additional 40,000 shares of Daybreak stock at $0.13 per share. During 2005, Mr. Dunne received approximately 527,000 shares for services and debt conversion and he currently owns 3,787,000 shares.  Daybreak currently trades for around $1.15 per share (6) Mr. Dunne purchased 931,628 shares of Aberdeen Idaho Mining Company from January of 2002 until April, 2002.  His average price per share is just under $0.03 per share.  Prior to an acquisition in May 2004, the company had 9,866,500 shares issued and outstanding.  After an acquisition, additional issuances of shares, and a one for one hundred reverse stock split, the stock trades for around $0.04 per share.  Mr. Dunne received 400,000 shares of Missouri River Gold and Gem Corp. for services in 2000.  He purchased an additional 100,000 shares of stock in 2001 at $0.05 per share.  In March 2004, Missouri River Gold and Gem Corp. merged with a company named Extremetrix, Inc.  This stock trades currently around $0.40 per share.  In November and December, 2003, Mr. Dunne purchased a total of 2,400,000 shares of Silver Butte Mining Company at $0.01 per share.  In September of 2005, Mr. Dunne purchased an additional 100,000 shares at $0.06 per share.  The stock currently trades for around $0.35 per share, and there are 17,277,080 shares outstanding.

Mr. Dunne was a consultant and founding shareholder in Nova Oil, Inc. Mr. Dunne originally purchased 500,000 shares at $0.0025 per share in 2000.  He purchased an additional 160,000 shares in 2003 at $0.05 per share, and received 110,000 shares of stock valued at $0.10 per share for services in 2005.  He sold 59,000 shares in 2004 at $0.03 per share in 2004.  After the acquisition of Bio-Source America on March 30, 2006, and the subsequent forward split of three for two, and the recent sale of 12,500 shares.  Mr. Dunne has 1,054,000 shares of stock.  The stock is currently trading for approximately $3.70 per share.

In 2003, Mr. Dunne purchased 720,000 shares of Bonanza Gold, Inc. for $0.03 per share.  In February 2006, he received 50,000 for services on the board of directors.  Also in February, the company acquired Left Behind Games, Inc. and there was a reverse stock split of one for four.  Currently Mr. Dunne owns 192,500 shares of stock and the stock trades for $3.30 per share.

Mr. Dunne is a director and the Chief Financial Officer of Gold Crest Mines, Inc.  Gold Crest is a non-reporting public company actively engaged in mineral exploration.  Mr. Dunne is the owner of 7,654,464shares of Gold Crest common stock, representing approximately 14.6 perccent of that company’s outstanding common stock.

Daniel McKinney.  Mr. McKinney has been a licensed real estate broker for over 25 years and has worked as a vocational rehabilitation consultant in the Inland Northwest since 1980.  Since 1989 he has been the owner and managing consultant of Vista Consulting Services Inc., specializing in self-insurance employability evaluations, pension adjudication, negotiated

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settlements and forensic evaluations & testimony on disability related cases.  Mr. McKinney is a Certified Rehabilitation Counselor, a Certified Disability Management Specialist, a Licensed Mental Health Counselor and is a Board Certified Disability Analyst.  He received a Bachelor of Arts degree in Psychology from Eastern Washington University in 1973 and a Master of Education Degree in Guidance and Counseling from Whitworth College in 1977.  He has been a principal and developer of commercial and residential real estate projects in Washington, Idaho and Arizona.  Mr. McKinney is a director and secretary/treasurer of Gold Crest Mines, Inc.

Hobart Teneff.  Mr. Teneff was appointed a director, president and chief executive officer on June 1, 1999.  From 1975 through 1988 Mr. Teneff served as president of Gold Reserve Corporation, and from 1975 through 1994, was also one of its directors.  He was also president, chief executive officer and a director of Pegasus Gold Inc. from 1976 through 1987 and President of Argo Gold Inc. and Montoro Inc. prior to their being merged into Pegasus in 1980 and 1981, respectively.  Since 1950, Mr. Teneff has been president of General Equipment Inc. a privately held company in the industrial water, air, and heat transfer Equipment business.  Mr. Teneff holds a degree in chemical engineering from Gonzaga University.

Paul E. Fredericks:  Mr. Fredericks has been appointed a director of Hanover Gold Company, Inc. as of May 17, 2006.  Since February 2000, he has also been director of Nova Oil, Inc. (NVAO.OB), and has held positions of Vice President (2000-2002) and President (2002-2006) with Nova Oil.  From January 1985 to present, he has owned and operated his own business, Mineral Logic.  His company consults for mineral exploration and mining companies throughout the western hemisphere performing GIS development and data compilation to assist with target delineation.  From March 1999 to January 1991, he was Senior Geologist and a computer specialist for Western Gold Exploration and Mining Company, located in Missoula Montana.  Mr. Fredericks attended Humboldt State University where he received a Bachelor of Science Degree in geology in 1977, and the University of Texas at Austin, where he received a Master’s Degree in geology in 1980.  Mr. Fredericks resides in Missoula, Montana.

Code of Ethics

The Company has not adopted a Code of Ethics for its President, Chief Executive Officer and Senior Financial Officers but intends to do so during the 1st quarter of 2007.

Audit Committee Pre-Approval Policy

The Board of Directors has not adopted a pre-approval policy requiring that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Such a policy will be adopted during the 1st quarter of 2007.

Legal Proceedings

No Director, or person nominated to become a Director or Executive Officer, has been involved in any legal action involving the Company during the past five years.

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Board Committees

The entire board performs the function of the Nominating Committee.  Directors are currently nominated by the total Board of Directors.  A written Nominating Committee charter will be adopted in the 1st quarter of 2007.

The entire board performs the function of the Audit Committee.  The audit committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and quarterly financial statement reviews, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics.  Messrs. McKinney and Fredericks are deemed to be independent directors as that term is defined in Rule 4200(a) (14) of the NASD’s listing standards.  Mr. Dunne is a financial expert for the purpose of compliance with the Sarbannes – Oxley Act.

COMPENSATION OF DIRECTORS AND OFFICERS

No Officer or Director has received any compensation from the Company during the past two fiscal years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no other transactions or series of transactions, or proposed transactions during the last two years to which the Company is a party in which any director, executive officer or beneficial owner of five percent or more of the Company’s common stock had an interest.

Directors receive reimbursement for out of pocket costs incurred relating to attendance at directors’ meetings.  The only arrangements that we have, standard or otherwise, pursuant to which directors are compensated by us for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, are the issuance of stock options.  Since the end of the most recently completed financial year, we have not issued any incentive stock options to any of our directors.

PROPOSALS SUBMITTED TO THE SHAREHOLDERS FOR CONSIDERATION AT THE ANNUAL MEETING OF SHAREHOLDERS:

Amended Articles of Incorporation

The Board of Directors proposes to amend Article Four of the Articles of Incorporation to read as follows

Article Four

Capitalization

The authorized capital stock of the corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

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The total number of shares of Common Stock that the corporation will have authority to issue is Five Hundred Million (500,000,000).  The shares shall have a par value of $0.0001 per share.  All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have authority to issue is Ten Million (10,000,000).  The Preferred Stock shall have a stated value of $0.0001 per share.  The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors.  The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

Discussion

The Company is currently authorized to issue 48,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, of which 34,281,443 shares of Common Stock and -0- shares of Preferred Stock were issued and outstanding as of January 29, 2007.  The Board of Directors has determined that it would be advisable and in the best interest of the Company to increase the number of authorized shares of Common Stock from 48,000,000 shares to 500,000,000 shares in order to provide the Company with an adequate supply of authorized but unissued shares of Common Stock for general corporate needs including obtaining additional mineral interests, financing, possible stock dividends, employee incentive and benefit plans or consummation of acquisitions at times when the Board, in its discretion, deems it advantageous to do so.  At present, the Company has no commitments to issue additional shares of its Common Stock.

All shares of Common Stock are equal to each other with respect to voting, liquidation, dividend and other rights.  Owners of shares of Common Stock are entitled to one vote for each share they own at any Shareholders’ meeting.  Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to Shareholders.  Although the Board of Directors would authorize the issuance of additional shares of Common Stock based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized shares of Common Stock could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Authorized shares of Common Stock in excess of those shares outstanding will remain available for general corporate purposes, may be privately placed and could be used to make a change in control of the Company more difficult.  Under certain circumstances, the Board of Directors could create impediments to, or frustrate, persons seeking to effect a takeover or transfer in control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders, but in which unaffiliated stockholders may wish to participate.  In this connection, the Board of Directors could issue authorized shares of Common Stock to a holder or holders which, when voted together with the shares held by members of the Board of Directors and the executive officers

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and their families, could prevent the majority stockholder vote required by the Company’s Restated Articles of Incorporation to effect certain matters.  Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company, since the issuance of such shares should dilute the Company’s book value per share and the Common Stock ownership of such person.  One of the effects of the proposal, if approved, might be to make a tender offer more difficult to accomplish.  This may be beneficial to management in a hostile tender offer, thus having an adverse impact on stockholders who may want to participate in such tender offer.

If the proposal is approved, the additional, authorized Common Stock, as well as the currently authorized but unissued Common Stock, would be available for issuance in the future for such corporate purposes as the Board of Directors deems advisable from time to time without the delay and expense incident to obtaining shareholder approval, unless such action is required by applicable law or by the rules of the National Association of Securities Dealers, Inc., or of any stock exchange upon which the Company’s shares may then be listed.  It should be noted that subject to the limitations discussed above, all of the types of Board action with respect to the issuance of additional shares of Common Stock that are described in the preceding paragraphs can currently be taken and that the power of the Board of Directors to take such actions would not be enhanced by the proposal, although the proposal would increase the number of shares of Common Stock that are available for the taking of such action.

The Company will have authority to issue up to Ten Million (10,000,000) shares of newly created Preferred Stock (“Preferred Stock”).  The Preferred Stock will have a par value of $0.0001 per share.  The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

If approved, the Board of Directors would be empowered without the necessity of further action or authorization by the Company’s Shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules) to authorize the issuance of the Preferred Shares from time to time in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class.  Each series of Preferred Shares would, as determined by the Board of Directors at the time of issuance, rank senior to the Company’s shares of Common Stock with respect to dividends and redemption and liquidation rights.

The Preferred Shares will provide authorized and unissued shares of Preferred Stock, which may be used by the Company for any proper corporate purpose.  Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company’s business and operations.  There are no transactions currently under review by the Board of Directors which contemplate the

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issuance of Preferred Shares.

It is not possible to state the precise effects of the authorization of the Preferred Shares upon the rights of the holders of the Company’s Common Stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of each class or series of the Preferred Shares.  Such effects might include, however:  (a) reduction of the amount otherwise available for payment of dividends on Common Stock to the extent dividends are payable on any issued Preferred Shares; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Shares had voting rights; (d) conversion of the Preferred Shares into Common Stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company’s assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Shares.

In addition, the Preferred Shares could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an “anti-takeover” effect, especially if Preferred Shares were issued in response to a potential takeover.  In addition, issuances of authorized Preferred Shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the Company more difficult or more costly.  Such an issuance could deter the types of transactions which may be proposed or could discourage or limit Shareholders’ participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the Shareholders, and could enhance the ability of officers and directors to retain their positions.

Although the Board of Directors would authorize the issuance of additional Preferred Shares based on its judgment as to the best interests of the Company and its Shareholders, the issuance of authorized Preferred Shares could have the effect of diluting the voting power and book value per share of the outstanding Common Stock.

Board Recommendation.  The Board of Directors recommends that shareholders vote to approve the amendment to the Articles of Incorporation

Sale of Mineral Claims

In June 2006 we entered into an agreement to sell our mineral claims to Roy A. Moen and Marlene Moen, husband and wife, of Virginia City, Montana.  Mr. Moen and his wife are shareholders, but not affiliates, of the Company.  The sale of the mineral interests is subject to the approval our shareholders.  A copy of the Sale Agreement is attached to this Proxy Statement.

Property Description.  Our mining properties are located within the upper part of Brown’s Gulch, Hungry Hollow, and Barton Gulch within the Virginia City Mining District of Montana.  Thirty-two patented and 121 unpatented mining claims are within the Virginia City Mining District and another 31 patented claims are located near Pony and Norris, Montana.  These claims were acquired in September 1997, in conjunction with our merger acquisition of Easton-Pacific.  In addition to the significant placer production that came from the adjoining Alder Gulch, gold has

12

been produced from lode mines located in Alder Gulch, Brown’s Gulch, and Hungry Hollow since the late nineteenth century, although there are no reliable production records.  We believe the historical mining activities and geology of the district are indicative of large gold-bearing mineral systems, and that the district has a very high potential for additional discovery.  The topography is mountainous, although the properties are seasonally accessible by road.

We own or hold nearly all of our claims outright.  Those several claims that we do not own or hold outright are held through a lease with a 2.5% net smelter production royalty, which becomes payable once minerals are produced from the claims.  None of the Company’s properties have any proven or probable reserves.

Terms of Purchase.  The purchase price of the mineral interests is Four Hundred Thousand Dollars ($400,000.00).  The purchase price is payable in full at closing with an adjustment of approximately $3,969 for monies due to the Company for a reclamation expenses.  In addition the Company is releasing Mr. Moen from a contingent liability to the Company in the amount of $75,000 and releasing a one percent net smelter return royalty payable to the Company.

Discussion.  We ceased operations during the fourth quarter of 1998 due to low gold prices and the passage of a Montana citizen’s initiative (known as Initiative I-137) which banned the use of cyanide in the extraction of gold and silver from new and expanded open pit mining operations in the state.  Due to increased gold and precious metals prices the company wishes to again become involved in the exploration and, if warranted, the development of properties containing precious or base metals.  Management believes that its cash resources are best deployed in seeking properties other than those in which we currently have an interest.  The sale of our mineral interests will give the Company the additional funds it needs to finance its search for properties management considers viable exploration targets.  At the date of this Proxy Statement, management has not identified any properties for possible acquisition or exploration.

Income Tax Treatment.  No gain or loss will be recognized on the sale as the values of the Company’s mineral claims were reduced to fair value during 2004.  Subsequent to the closing of this sale, the Company will own no mineral properties.

Historic and Pro-forma Financial Information.  The Company’s unaudited financial statements for the nine month period ended September 30, 2006 and unaudited financial statements for the years ended December 31, 2005 and 2004 are included with this Proxy Statement.

The pro forma effect of the sale of the Company’s remaining mineral claims is as follows:

Cash will increase by $400,000, less $3,969 of accounts payable due to the purchaser of the claims.  Mineral properties will be reduced from $400,000 to zero, and accounts payable will be reduced to zero.  These will be the only effects of the pending sale of the majority of our assets.

Regulatory Approval.  This sale transaction is not subject to any regulatory approval or conditions.

Board Recommendation.  The Board of Directors recommends that shareholders vote to approve the sale of the Company’s mineral interests.

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Other Business

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than those described above.  However, should other business properly be brought before the Special Meeting, the proxies will be voted thereon at the discretion of the persons acting thereunder.

ADDITIONAL SHAREHOLDER INFORMATION

A shareholder of record may obtain a copy of the Company’s annual, quarterly and current reports as filed with the Security and Exchange Commission, without cost, upon written request to the Secretary of the Company at the following address 601 West Main Avenue, Suite 1017, Spokane, Washington 99201.  The Company’s Form 10KSB and other reports required to be filed under the Securities Exchange Act of 1934 may also be accessed at SEC’s website at www.sec.gov.

By Order of the Board of Directors,

Terrence J. Dunne, President and Chairman

14

EXHIBIT 10

SALE AGREEMENT

Agreement made this 19th day of June, 2006, between Hanover Gold, Inc., a Delaware Corporation, 601 West Main Avenue, Suite 1017, Spokane, Spokane County, Washington, here referred to as Seller, and Roy A. Moen and Marlene Moen, husband and wife, 96 Prospect Mine Road, Virginia City, Madison County, Montana, here referred to as Buyers.

In consideration of the mutual covenants contained in this Agreement, the parties agree for themselves, their heirs, successors and assigns as follows:

1.

Seller shall sell, and Buyers shall purchase, all real property, minerals, mining rights and any and all other right, title and interest of Seller in and to the following described land in Mineral County, Montana:

A copy of the legal description is attached as Exhibit “A” and by this reference incorporated herein.

2.

The Purchase Price and Adjustments.  The purchase price of the sale is Four Hundred Thousand and 00/100 Dollars ($400,000.00), payable in full on execution and delivery of a deed to the land by Seller as provided in this Agreement.  The purchase price shall be decreased in the sum of Three Thousand Nine Hundred Sixty-Nine and 00/100 Dollars ($3,969.00) representing a reclamation bill owed Buyers by Seller.  A copy of said reclamation bill is attached as Exhibit “B” and by this reference incorporated herein.  As additional consideration for said sale Buyers shall not be liable for that certain contingent obligation due Seller from Buyers in the amount of Seventy-Five Thousand and 00/100 Dollars ($75,000.00).  Said contingent liability is evidenced by a letter dated the 3rd day of November, 2005.  Further, Buyers shall be relieved from any and all obligations related to a one percent (1%) NRS in favor of Seller under the terms of a previous agreement herein evidenced by the above referenced letter.  A copy of said letter is attached as Exhibit “C” and by this reference incorporated herein.

SECTION ONE

TITLE MATTERS

Seller shall promptly deliver to Buyers all abstracts of title to and copies of all title documents affecting the subject properties which Seller has in its possession.  In addition, Seller agrees to furnish to Buyers copies of any exploration data, assays, logs, maps, including mine plan maps, geological, geochemical and geophysical surveys and reports, and any records or data relating to production or development that Seller has in its possession relating to the subject properties.

Buyers agree that they are familiar with the mining claims described in this Agreement, and are familiar with the condition of the title they shall receive from Seller pursuant to this Agreement.  Buyers shall accept the title in its present condition and shall never assert any claim against Seller for or on account of any defects, objections or other claims to the title of the property,

SALE OF PATENTED MINING CLAIMS

1

except for such defects or claims as may arise from a breach of the following warranty:  SELLER WARRANTS THAT IT HAS PLACED ON THE PROPERTY NO MORTGAGES THAT HAVE NOT BEEN PAID, SATISFIED AND DISCHARGED, AND THAT IT HAS NOT SOLD OR ASSIGNED THE PROPERTY, OR ANY PART OF THE PROPERTY, TO ANY THIRD PERSON, FIRM OR CORPORATION.

SECTION TWO

BUYERS’ INDEMNITY

Buyers’ Indemnity.  Buyers hereby agree to indemnify, defend (with counsel selected by the Seller) and hold Seller and Seller’s affiliates and its directors, officers, shareholders, employees, tenants, contractors, assigns and successors and their affiliates harmless from any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims), interest or losses, including attorneys’ fees (including any fees and expenses incurred in enforcing this indemnity), consultant fees, and expert fees that arise directly or indirectly from or in connection with the operation of the property as a mining property or the condition of the property, including but not limited to the presence, suspected presence, release or suspected release of any hazardous substance of any kind, whether into the air, soil, surface water, groundwater, pavement, structures, fixtures, equipment, tanks, containers or other personality at the property or any other real property in which the Buyers have or may acquire any interest.

Remedial Work.  Without limiting the generality of the foregoing, the indemnification set forth herein shall specifically cover costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions or any cleanup, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any non-governmental entity or person because of the presence, suspected presence, release or suspected release of a hazardous substance in the air, soil, surface water, or groundwater at the Property (hereinafter the “remedial work”).  The performance of remedial work will be by the Buyers, in the name of the Buyers.  The Buyers will obtain all necessary licenses, manifests, permits and approvals to perform such work.  All remedial work will be performed in accordance with all applicable laws.

Releases; Discharges.  Without limiting the generality of any of the foregoing, this indemnification shall also specifically cover costs incurred in connection with:

(i)

Hazardous substances of any kind present or suspected to be present in the air, soil, surface water or groundwater at the Property before the date of this Agreement;

(ii)

Hazardous substances of any kind that migrate, flow, percolate, diffuse, or in any way move onto or under the Property before or after the date of this Agreement; and

(iii)

Hazardous substances of any kind present at the Property as a result of any

SALE OF PATENTED MINING CLAIMS

2

release, discharge, disposal, dumping, spilling, or leaking (accidental or otherwise) onto the Property before or after the date of this Agreement by any person, corporation, partnership or entity, as well as third parties or trespassers.

Easements.  Without waiving its indemnity, at its option, the Seller may, upon failure of the Buyers to promptly perform the remedial work, commence such work itself and require the Buyers to pay, pursuant to the foregoing indemnity, all costs thereby incurred.  To the extent legally practicable, Buyers hereby:

(i)

Agree to grant Seller any easements or licenses (in recordable form, and in form and substance acceptable to Seller) allowing Seller, at any time, to enter the Property and use all facilities or equipment located on the Property to accomplish the purposes set forth in clause (iii) below;

(ii)

Agree to allow Seller access to Buyers’ environmental and other relevant records; and,

(iii)

Grant to Seller all other rights necessary for the following purposes: investigation, sampling, well installation, groundwater monitoring, and the installation, operation, maintenance and modification of any environmental remedial work that Seller may be required to perform or that Seller deems appropriate to satisfy its obligations and to comply with applicable environmental laws or that relate to legal or administrative proceedings to which Seller is or may become a party.

The grant of said easements, licenses and rights is not intended to and shall not be construed to impose any obligation on the Seller to exercise the rights granted therein or otherwise investigate, monitor or clean up any environmental condition at the Property.

Agency Action; Third Party Claims.  Without limiting the generality of the foregoing or any other paragraph of this Agreement, Buyers shall be solely and completely responsible for responding to, defending against and/or complying with any administrative order, request or demand relating to potential or actual contamination on the premises, or third party claim (including the claims of former or future tenants in the premises, or other tenants in units or parcels adjoining or near the premises) for response or remedial actions or for the costs of any such actions which the third-party claimant has undertaken, whether such order, request, demand or claim names Buyer, Seller or both, or refers to the premises in any way.  The responsibility conferred under this paragraph includes but is not limited to responding to such orders, requests, demands and claims on behalf of Seller and defending against any assertion of Seller’s financial responsibility or individual duty to perform thereunder.  Buyers shall assume, pursuant to the foregoing indemnity, any liabilities or responsibilities which are assessed against Seller in any action described under this paragraph.  In satisfying its obligations under this Indemnity, Buyers shall provide to Seller copies of all communications, filing or other writings, photographs or materials given to or received from any person, entity or agency in connection with any claim, order request or demand described herein, or with any cleanup or remedial work conducted by Buyers, and shall notify Seller of, and permit Seller’s representative to attend any meeting or oral communications relating thereto.

SALE OF PATENTED MINING CLAIMS

3

No Waiver.  No provision of this indemnity shall be waived or released except by express written statement by the party against whom such waiver would be asserted.  Except where specifically referring by name to this Indemnity or any provision therein, no written waiver or release between the parties, whether contained in the Purchase Agreement or otherwise, shall affect the liabilities and responsibilities under this Indemnity, or the rights of the parties’ assigns and insurers to seek enforcement or compensation therefore.

SECTION THREE
NOTICES

The addresses of the respective parties for the purpose of all notices required by this Agreement are as listed below:

Seller:

Hanover Gold, Inc.

601 West Main Avenue, Suite 1017

Spokane, Washington 99201

Buyers:

Roy A. and Marlene Moen

96 Prospect Mine Road

P.O. Box 33

Virginia City, Montana 59755

Any change in address shall be immediately furnished by each party to the other.

Mailing to a party at the address for the party specified above, or to an address furnished by a party to the other in the event of a change of address, by registered mail (return receipt requested) of any and all notices required shall constitute service of the notice and shall be conclusive evidence of the mailing.

SECTION FOUR

REPRESENTATIONS AND WARRANTIES OF SELLER

As a material inducement to cause Buyers to enter into this Agreement, Seller hereby represents and warrants to Buyers that the following statements are true and correct on the date hereof and will be true and correct on the closing date as though made on such dates.

(a)

Corporate Authority.  Corporation is authorized to lawfully acquire the stock of Seller as set forth in this agreement.

(b)

Good Title.  Seller is the owner of the real property and the patented mining claims and clear of all liens, claims or encumbrances and subject to no option, warrants, contacts or agreements, and has the right to sell and transfer the property.

(c)

Disclosure.  Neither this Agreement nor any of the schedules annexed contain any untrue statement of any material fact or omit to state any material fact required to

SALE OF PATENTED MINING CLAIMS

4

be stated or necessary in order to make the statements made with respect to Seller not misleading.

(d)

Prior Agreements.  Seller warrants that there are no prior enforceable Agreements, either written or oral by and between the Seller and any third party related to the sale of the above described property.

SECTION FIVE

REPRESENTATIONS AND WARRANTIES OF BUYERS

As a material inducement to cause Seller to enter into this Agreement, Buyers hereby represent and warrant to Seller that the following statement is true and correct on the date hereof and will be true and correct on the closing date as though made on such date.

(a)

Disclosure.  Neither this Agreement nor any of the schedules annexed contain any untrue statement of any material fact or omit to state any material fact required to be stated or necessary in order to make the statements made with respect to the Buyer not misleading.

SECTION SIX
CLOSING

At closing, each of the parties shall execute all documents and take all actions as are reasonably necessary or proper to carry out the terms of this Agreement and consummate the transactions contemplated hereby.

SECTION SEVEN
FURTHER ASSURANCES

Seller and Buyers shall, at any time and from time to time after the Closing Date, upon request of any party, do, execute, acknowledge and deliver and cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, and instruments, whether by or from Seller, Buyers or third parties, as any party may reasonably request in order to convey and transfer to and vest in Buyers, and protect its rights, title and interest in and enjoyment of, the assets purchased hereunder.

SECTION EIGHT

CONSTRUCTION; ENTIRE AGREEMENT

This Agreement will be construed in accordance with the laws of the State of Montana.  The headings and subheadings used in the Agreement are for convenience only and will not be deemed to be a part of the Agreement for purposes of construction of it.  All of the Agreements and understandings of Buyers and Seller with reference to the subject properties are embodies in this Agreement, which supersedes all prior Agreements or understandings between Seller and Buyers and with reference to the subject properties.

SALE OF PATENTED MINING CLAIMS

5

SECTION NINE

WAIVER

No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless executed in writing by the party making the waiver.

SECTION TEN

BINDING EFFECT

All rights, remedies and liabilities herein given to or imposed upon the parties shall extend to, inure to the benefit of and bind, as the circumstances may require, the parties and their respective heirs, personal representatives, administrators, successors and, insofar as this Agreement is assignable by the terms hereof, assigns.

SECTION ELEVEN

AMENDMENT

No supplement, modification or amendment to this Agreement shall be valid unless the same is in writing and signed by all parties.

SECTION TWELVE

SEVERABILITY

In the event any provision or portion of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected or invalidated thereby.

SECTION THIRTEEN

ATTORNEYS’ FEES

In the event any suit, action or other legal proceeding shall be instituted to declare or enforce any right created by this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees as fixed by the trial court and all appellate courts.

SECTION FOURTEEN

SCHEDULES AND EXHIBITS

All Schedules and Exhibits to this Agreement shall be deemed an integral part of this Agreement and shall be incorporated herein by this reference as though set forth in full.

SECTION FIFTEEN

COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

SALE OF PATENTED MINING CLAIMS

6

SECTION SIXTEEN

ATTORNEY’S REPRESENTATIONS

The parties all acknowledge that Michael Agostinelli of Workland & Witherspoon, PLLC, Seller’s counsel, prepared this Agreement on behalf of and in the course of his representation of Seller, and that:

(1)

BUYERS HAVE BEEN ADVISED BY MICHAEL AGOSTINELLI THAT A CONFLICT EXISTS AND HE CAN NOT REPRESENT THEIR INTERESTS; AND

(2)

BUYERS HAVE BEEN ADVISED BY MICHAEL AGOSTINELLI TO SEEK THE ADVICE OF INDEPENDENT COUNSEL; AND

(3)

BUYERS HAVE HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT COUNSEL; AND

(4)

BUYERS HAVE NOT RECEIVED ANY REPRESENTATIONS FROM MICHAEL AGOSTINELLI REGARDING THE TAX CONSEQUENCES OF THIS AGREEMENT.

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate on the respective dates set forth below, effective as of the day and year first above written.

SELLER:

HANOVER GOLD COMPANY, INC.

Date: June 22, 2006

By:

/s/

       Terrence J. Dunne, President

BUYERS:

Date: June 19, 2006

/s/

ROY A. MOEN

Date: June 19, 2006

/s/

MARLENE MOEN

SALE OF PATENTED MINING CLAIMS

7

AMENDED EXHIBIT A
HANOVER GOLD PATENTED CLAIMS
VIRGINIA CITY CLAIMS

MS#	Claim Name	Patent #	Lot #	Date of	Current Owner	1st Half	2nd Half	Tax # 1998
				Patent

760	Nelson	#6763	51	11/29/1882	HG			2301900
	Undivided 1/2 Interest
761	Humbug	6738	52	11/29/1882	HG			2301900
	Undivided 1/2 Interest
4512A	Apex	26553		2/21/1896	HG			2302010
4512B	Apex Mill Site	26553		2/21/1896	HG			2302010
4513A	Easton	26553		2/21/1896	HG			2302010
4514A	American	26553		2/21/1896	HG			2302010
4515A	Bonanza	26553		2/21/1896	HG			2302010
4515B	Bonanza Mill Sites	26553		2/21/1896	HG			2302010
4516	Easy Street	26553		2/21/1896	HG			2302010
4517	Easton Fraction	26553		2/21/1896	HG	17.02	16.95	2302010
4522A	Pacific	26342		12/19/1895	HG			2302000
4522B	Pacific Mill Site	26342		12/19/1895	HG			2302000
4523A	Rolland	26342		12/19/1895	HG			2302000
4523B	Rolland Mill Site	26342		12/19/1895	HG			2302000
4524	Emery	26342		12/19/1895	HG			2302000
4525	Snow Drift	26342		12/19/1895	HG	3.31	3.3	2311300
4766	Spratt	32331		4/3/00	HG	11.3	11.25	2302000
7291	Fairview	42329		5/1/05	HG	24.97	24.93	2302110
7537	Bullion	44246		8/10/06	1/2 HG	4.22	4.2	2301900
	1/2 Interest in 38.951%						(+billed to 1st Natl)
7538	Utah Northern	44248		4/23/07	1/2 HG	0	0	2301900
	1/2 Interest in 38.951%						(+billed to 1st Natl)
9151	Copper Bell	249361		2/23/12	HG	0	0	2302100
9151	Copperopolis	249361		2/23/12	HG	0	0	2302100
9151	Nano	249361		2/23/12	HG			2302100
9151	Ninety Nine	249361		2/23/12	HG			2302100
9151	Rowdy	249361		2/23/12	HG			2302100
9506	Snoozer	423884		7/27/14	HG			2302110
9506	Dorsey	423884		7/27/14	HG			2302110
9506	Hidalgo	423884		7/27/14	HG			2302110
9506	High Up	423884		7/27/14	HG			2302110
9506	Irene	423884		7/27/14	HG			2302110
10181A	Marietta	941742		7/21/24	HG	2.44	2.43	2311100
10201	J.J.J.	908430		6/8/23	HG	2.57	2.55	2311200
10715	Metallic	1E+06		4/11/39	HG	3.91	3.91	2311400
10715	Metallic
	Extension	1E+06		4/11/39	HG	3.91	3.91	2311500

SALE OF PATENTED MINING CLAIMS

8

EXHIBIT B

SALE OF PATENTED MINING CLAIMS

9

EXHIBIT C

SALE OF PATENTED MINING CLAIMS

10

HISTORIC FINANCIAL INFORMATION

UNAUDITED FINANCIAL STATEMENTS

Hanover Gold Company, Inc. Balance Sheet at September 30, 2006 (Unaudited)

ASSETS

Current assets:
Cash	$351,399
Total current assets	351,399

Mineral properties	400,000
Total assets	$751,399

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$16,664
Total current liabilities	16,664

Stockholders’ equity:
Preferred stock; $0.001 par value; 2,000,000 shares authorized, none issued or outstanding
Common stock; $0.0001 par value; 48,000,000 shares authorized; 34,261,775 shares issued and outstanding	3,426
Additional paid-in capital	27,680,638
Accumulated deficit	(26,949,329)
Total stockholders’ equity	734,735

Total liabilities and stockholders’ equity	$751,399

The accompanying notes are an integral part of these financial statements.

1

Hanover Gold Company, Inc. Statements of Operations for the Three and Nine Month Periods Ended September 30, 2006 and 2005 (Unaudited)

		September 30, 2006				September 30, 2005
		Three		Nine		Three		Nine
		Months		Months		Months		Months
Operating expenses:
Legal and accounting		$33,659		$45,397		$-		$-
General and administrative		6,053		8,688		3,901		12,184
Total operating expenses		39,712		54,085		3,901		12,184

Other (income) expense:
Interest (income) expense		(2,076)		(2,076)		1,526		4,394
Total other expense		(2,076)		(2,076)		1,526		4,394

Net loss		$37,636		$52,009		$5,427		$16,578

Net loss per common share	$	Nil	$	Nil	$	Nil	$	Nil

Weighted average number of shares outstanding – basic		34,224,492		24,744,852		19,398,062		19,398,062

The accompanying notes are an integral part of these financial statements.

2

Hanover Gold Company, Inc. Statements of Cash Flows for the Nine Month Periods Ended September 30, 2006 and 2005 (Unaudited)

	2006	2005
Cash flows from operating activities:
Net loss	$(52,009)	$(16,578)
Adjustments to reconcile net loss to net cash used by operating activities:
Changes in operating assets and liabilities:
Prepaid expenses	-	10,083
Accounts payable	11,361
Accrued interest payable	(1,438)	4,393
Net cash (used) provided by operating activities	(42,086)	(2,102)

Cash flows from investing activities:
Proceeds from sale of mineral properties	-	149,945
Net cash provided by investing activities	-	149,945

Cash flows from financing activities:
Net proceeds from sale of common stock	303,115	-
Proceeds from exercise of warrants	24,500	-
Net cash provided by financing activities	327,615	-

Net increase in cash	285,529	147,843
Cash, beginning of period	65,870	579

Cash, end of period	$351,399	$148,422

The accompanying notes are an integral part of these financial statements.

3

Hanover Gold Company, Inc.

Notes to Financial Statements (Unaudited)

1.

Organization and Description of Business:

The unaudited financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information, as well as the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.  In the opinion of the Company’s management, all adjustments (consisting of only normal recurring accruals) considered necessary for a fair presentation of the interim financial statements have been included.  Operating results for the three and nine month periods ended September 30, 2006, are not necessarily indicative of the results that may be expected for the full year ending December 31, 2006.

For further information refer to the financial statements and footnotes thereto in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

The Company has undertaken a new plan of operation seeking to achieve some type of business combination with a suitable merger partner with an established operating history

2.

Sale of Mineral Properties

In June 2006, the Company entered into an agreement to sell its remaining mineral claims in Montana. This sale, representing the majority of our assets, requires the approval of our shareholders.  If approved by our shareholders, the Company will receive proceeds of $400,000.  No gain or loss will be recognized on the sale, as the values of the Company’s mineral claims were reduced to fair value during 2004.  Subsequent to the closing of this sale, the Company will own no mineral properties.

3.

Private Placement

During June 2006, the Company conducted a private placement offering of its common stock. The stock was sold for $0.025 per share, and proceeds of $350,000 were raised from the sale, less a 10% underwriting fee.  A total of 14,000,000 shares of unregistered common stock were issued to accredited investors.  In July 2006, the underwriter, Pennaluna and Company, Inc., exercised 490,000 warrants at $0.05 per share for proceeds of $24,500.  The shares were offered and sold pursuant to a Regulation D exemption from the registration requirements of the Securities Act of 1933, as amended.

4

Item 7. Financial Statements

(logo of DeCoria, Maichel & Teague, PS)

Report of Independent Registered Public Accounting Firm

Board of Directors

Hanover Gold Company, Inc.

We have audited the accompanying balance sheets of Hanover Gold Company, Inc. (“the Company”) as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Hanover Gold Company, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DeCoria, Maichel & Teague, P.S

Spokane, Washington

October 2, 2006

HANOVER GOLD COMPANY, INC.
Balance Sheets
December 31, 2005 and 2004
	2005	2004
ASSETS
Current assets
Cash	$65,870	$579
Prepaid claim fees		10,083
Total current assets	65,870	10,662

Mineral properties	400,000	549,945
Reclamation bonds		4,000

Total assets	$465,870	$564,607

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,303	$5,000
Notes payable to stockholders and related parties		81,000
Accrued interest payable	1,438	26,338
Accrued reclamation costs		4,000
Total current liabilities	6,741	116,338

Commitments and contingencies (Note 4)

Stockholders' equity
Preferred stock, $0.001 par value; 2,000,000 shares
authorized; no shares outstanding
Common stock, $0.0001 par value; 48,000,000 shares
authorized, 19,771,775 and 19,398,062 shares issued,
respectively	1,977	1,940
Additional paid-in capital	27,354,472	27,317,138
Accumulated deficit	(26,897,320)	(26,870,809)
Total stockholders’ equity	459,129	448,269
Total liabilities and stockholders’ equity	$465,870	$564,607

The accompanying notes are an integral part of these financial statements.

HANOVER GOLD COMPANY, INC.
Statements of Operations
For the Years Ended December 31, 2005 and 2004

		2005	2004
Operating expenses:
Write-down of carrying value of mineral properties	$		$173,897
Gain on sale of mineral property			(21,230)
Write-down of equipment			1,720
Depreciation			490
General and administrative		22,039	59,404
Operating loss		22,039	214,281

Other expenses:
Interest expense, net		4,472	4,941
Total other expenses		4,472	4,941

Net loss		$26,511	$219,222

Net loss per common share-basic	$	Nil	$0.01

Weighted average number of common shares
outstanding-basic		19,507,762	19,251,614

The accompanying notes are an integral part of these financial statements.

HANOVER GOLD COMPANY, INC.
Statements of Changes in Stockholders’ Equity
For the Years Ended December 31, 2005 and 2004

	Common Stock		Additional
	Issued		Paid in	Treasury	Accumulated
	Shares	Amount	Capital	Stock	Deficit	Total
Balances, December 31, 2003	19,217,730	$1,920	$27,300,305	$(3,147)	$(26,651,587)	$647,491
Issuance of shares for services	200,000	20	19,980			20,000
Cancellation of treasury stock	(19,668)		(3,147)	3,147
Net loss					(219,222)	(219,222)
Balances, December 31, 2004	19,398,062	1,940	27,317,138		(26,870,809)	448,269
Issuance of shares for services	80,000	8	7,992			8,000
Issuance of shares for interest	293,713	29	29,342			29,371
Net loss					(26,511)	(26,511)
Balances, December 31, 2005	19,771,775	$1,977	$27,354,472	$-	$(26,897,320)	$459,129

The accompanying notes are an integral part of these financial statements.

HANOVER GOLD COMPANY, INC.
Statements of Cash Flows
For the Years Ended December 31, 2005 and 2004

	2005	2004
Cash flows from operating activities:
Net loss	$(26,511)	$(219,222)
Adjustments to reconcile net loss to net cash
used by operating activities:
Depreciation	-	490
Issuance of stock for services	8,000	20,000
Issuance of stock for interest	4,472
Gain on sale of mineral property	-	(21,230)
Write-down of carrying value of mineral properties	-	173,897
Write-down of equipment	-	1,720
Change in:
Prepaid claim fees	10,082	(1,750)
Reclamation bond	4,000	-
Accounts payable	303	5,000
Accrued interest payable	-	4,969
Accrued reclamation costs	(4,000)	-
Net cash used by operating activities	(3,654)	(36,126)

Cash flows from investing activities:
Proceeds from sale of mineral property	149,945	25,000
Net cash provided by investing activities	149,945	25,000

Cash flows from financing activities:
Payments on notes payable to stockholders and related parties	(81,000)
Borrowings under notes payable to directors and shareholders	-	11,000
Net cash provided (used) by financing activities	(81,000)	11,000

Net increase (decrease) in cash	65,291	(126)
Cash, beginning of period	579	705
Cash, end of period	$65,870	$579

Noncash financing activity:
Payment of accrued interest with shares of common stock	$29,371

The accompanying notes are an integral part of these financial statements.

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Hanover Gold Company, Inc. (hereinafter “the Company”) was formed to acquire gold mining properties in southwestern Montana for exploration and future development.  The Company, which is the successor-company to an entity incorporated in the state of Delaware in 1984, commenced its operations in May 1990.

The Company has undertaken a new plan of operation seeking a suitable merger partner with an established operating history to achieve some type of business combination.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the financial statements.  The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Cash and Cash Equivalents

Highly liquid short-term investments with a remaining maturity when purchased of three months or less are classified as cash equivalents.  The Company deposits its cash and cash equivalents in high quality financial institutions.

Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes using the liability method.  Under this method, deferred income tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when the taxes will be actually paid or recovered.  A valuation allowance is recorded to reduce the deferred tax assets, if there is uncertainty regarding their realization.

Mineral Properties

Costs of acquiring and developing mineral properties are capitalized by the project area.  Costs to maintain the mineral rights and leases are expensed as incurred.  When a property reaches the production stage, the related capitalized costs are amortized using the units-of-production method on the basis of periodic estimates of ore reserves.  Should a property be abandoned, its capitalized costs are charged to operations.  The Company charges to operations the allocable portion of capitalized costs attributable to properties sold.  Capitalized costs are allocated to properties sold based on the proportion of claims sold, to the claims remaining within the project area.

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued:

Stock-Based Compensation

The Company accounts for stock options using the intrinsic value method as prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” and discloses pro forma information as provided by Statement 123, “Accounting for Stock Based Compensation,” when applicable.  Shares of restricted common stock issued to consultants for services are recorded as expense based upon management’s estimate of the fair value of the shares at the time of issuance and the value of services rendered.

Net Loss per Share

Basic loss per share is calculated by dividing net loss available to common stockholders by the weighted average number of common shares outstanding, and does not include the impact of any potentially dilutive common stock equivalents.  Common stock equivalents, including common stock issuable upon the conversion of loans and interest payable, are excluded from the calculations when their effect is anti-dilutive.  Potential shares issuable at December 31, 2005 and 2004 were:

Potential shares issuable in payment of:	12/31/05	12/31/04
Convertible notes payable	-	820,000
Interest payable	-	264,145
Total possible shares dilution	-	1,084,145

At December 31, 2004, the dilutive effect of converting notes payable and related interest to shares was anti-dilutive, and therefore, only basic loss per share is presented.

Fair Values of Financial Instruments

The amounts of financial instruments including accounts payable, notes payable, and interest payable approximated their fair values at December 31, 2005 and 2004.

Reclamation

The Company’s mineral properties have been, and are subject to, standards for mine reclamation that have been established by various governmental agencies.  The Company records a liability for the present value of estimated environmental remediation costs and the related asset created with it.  If there is a current impairment of an asset’s carrying value and a decision is made to permanently abandon the property, changes to the liability will be recognized currently and charged to the provision for closed operations and environmental matters.

For non-operating properties, the Company accrues costs associated with environmental remediation obligations when it is probable that such costs will be incurred and they are reasonably estimable.  Accruals for estimated losses from environmental remediation obligations will be recognized no later than completion of the remedial feasibility study for such facility and are charged to provision for closed operations and environmental matters.  Costs of future expenditures for environmental remediation are not discounted to their present value unless subject to a contractually obligated fixed payment schedule.  Such costs are based on management’s estimate of amounts expected to be incurred when the remediation work is to be performed within current laws and regulations.  Recoveries of environmental remediation costs from other parties are recorded as assets when their receipt is deemed probable.

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued:

It is reasonably possible that, due to uncertainties associated with defining the nature and extent of environmental contamination and the application of laws and regulations by regulatory authorities and changes in reclamation technology, the ultimate cost of reclamation could change in the future.  The Company periodically reviews accrued liabilities for such reclamation costs as evidence becomes available indicating that its liabilities have potentially changed.

Impaired Asset Policy

Long-lived assets held by the Company are reviewed to determine whether any events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable.  The Company bases its evaluation on such impairment indicators as the nature of the assets, the future economic benefit of the assets, any historical or future profitability measurements, as well as other external market conditions or factors that may be present.  If such impairment indicators are present or other factors exist that indicate that the carrying amounts of the assets may not be recoverable, the Company determines whether an impairment has occurred through the use of an undiscounted cash flows analysis of assets.  If an impairment has occurred, the Company recognizes a loss for the difference between the carrying amount and the estimated value of the asset.  Mineral properties are subject to influence from many factors including precious metal prices and environmental and permitting conditions.  The Company determines the fair value of its mineral properties based on its best estimate of the value of undiscounted cash flows it believes the properties would be able to generate in future mining production or outright sales to third parties.

Common Stock Issued Other Than for Cash

All transactions in which goods or services are received for the issuance of shares of the Company’s common stock are accounted for based on the fair value of the consideration received or the fair value of the common stock issued, whichever is more reliably measurable.

Recent Pronouncements

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment.”  This Statement is a revision to SFAS No. 123, “Accounting for Stock-Based Compensation,” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees.”  SFAS No. 123(R) requires the measurement of the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award.  The cost will be recognized over the period during which an employee is required to provide service in exchange for the award.  No compensation cost is recognized for equity instruments for which employees do not render service.  When adopted, the Company will be required to recognize compensation cost as expense for the portion of outstanding unvested awards, based on the grant-date fair value of those awards calculated using an option pricing model.  Statement 123(R) is effective for small business issuers at the beginning of the first interim or annual period beginning after December 15, 2005.  The Company does not believe that adoption will have a material effect on our financial statements.

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued:

In March 2005, the FASB issued Interpretation No. 47 “Accounting for Conditional Asset Retirement Obligations” an Interpretation of SFAS No. 143,” which provides clarification of the term “conditional asset retirement obligation” as used in paragraph A23 of SFAS No. 143, “Accounting for Asset Retirement Obligations.”  SFAS No. 143 applies to legal obligations associated with the retirement of a tangible long-lived asset, and states that an entity shall recognize the fair value of a liability for an asset retirement obligation in the period in which it is incurred, if a reasonable estimate of fair value can be made. FIN No. 47 will become effective on January 1, 2006, and the Company does not expect the adoption to have a material effect on its financial statements.

In June 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections.”  SFAS No. 154 changes the accounting and reporting for voluntary changes in accounting principles, whereby the effects will be reported as if the newly adopted principle has always been used.  SFAS No. 154 also includes minor changes concerning the accounting for changes in estimates, correction of errors and changes in reporting entities.  SFAS No. 154 is effective for accounting changes and error corrections made in fiscal years beginning after December 15, 2005.

 NOTE 3 – MINERAL PROPERTIES:

The Company’s mineral properties consist of various patented and unpatented lode mining claims and leasehold mining interests in Madison County, Montana.  The claims are located principally in the Virginia City Mining District and near the towns of Pony and Norris, Montana.

Mineral properties represent amounts paid to acquire property rights and for services rendered in the exploration, drilling, sampling, engineering and other related technical services toward the evaluation and development of the properties.

During 2004, the Company sold its Katie Mill Site Claim for $25,000 in cash.  In connection with the sale, the Company recognized a gain of $21,230.  At December 31, 2004, the carrying values of the Company’s remaining properties had been reduced to their fair value, based on sales to third parties in 2005 and 2006.

In July 2005, the Company sold its Bozeman Lode mining claim for $10,000, and in August 2005, the Company sold its Pony claims for $140,000.  No gain or loss was recorded on these sales because the claims carrying values had been written down to these realized amounts in 2004.  The Company entered into an agreement to sell its remaining mineral interests in 2006 (see Note 8 - Subsequent Events).

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 - ENVIRONMENTAL MATTERS

The Company owns, and has previously owned, mineral property interests on public and private lands in Montana, on which it has explored for commercial mineral deposits.  The Company and its properties are subject to a variety of federal and state regulations governing land use and environmental matters.  In the past, we have been subject to potential risks and liabilities associated with environmental compliance and the disposal of waste rock and materials that could occur as a result of our mineral exploration on both public and private lands in Montana.  A preliminary environmental assessment review has revealed evidence of recognized environmental conditions that would suggest an existing release, a past release, or a material threat of a release of contaminants into the ground, surface water, or ground water at our claims.  Management believes it has been in substantial compliance with all such regulations, and is unaware of any pending action or proceeding relating to regulatory matters that would effect the financial position of the Company.  We have not accrued any amount for potential environmental remediation costs because we are currently unable to estimate our liability.  In addition, we have not been notified by any private or public agency of any required cleanup.

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 5 – INCOME TAXES

The Company did not record an income tax provision for the years ended December 31, 2005 or 2004, as it had no taxable income.  At December 31, 2005 and 2004, the Company had federal net operating loss carryforwards available for income tax purposes of approximately $20,183,000, which will expire through 2025, and associated deferred tax assets of approximately $6,862,000.  The deferred tax asset was calculated assuming a 34% marginal tax rate, and has been fully reserved for, as management believes it is more likely than not that the deferred tax assets will not be utilized.

At December 31, 2005, the Company’s net operating loss carry forwards expire as follows:

Year	Net Operating Loss Carry Forwards
2010	$38,000
2011	139,000
2012	485,000
2013	560,000
2014	1,380,000
2015	1,535,000
2016	1,240,000
2017	1,000,000
2018	12,900,000
2019	300,000
2020	150,000
2021	250,000
2022	76,000
2023	40,000
2024	65,000
2025	25,000
$20,183,000

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 6 – NOTES PAYABLE

At December 31, 2004, the Company had the following unsecured notes payable due to shareholders and related parties:

Notes payable on demand; interest at prime

  (5.25% and 4% at 12/31/04 and 12/31/03, respectively),

  plus 2%, to directors of the Company

$ 47,000

Note payable  to a director, non-interest bearing

5,000

Notes payable; 8% interest, to: (1)

a company controlled by a director of the Company

5,000

directors of the Company

8,000

a shareholder of the Company

5,000

Notes payable to directors, 6% interest

11,000

Totals

$81,000

(1) These notes could be prepaid in whole or in part without penalty.  Also, all or part of principal and interest, may, at Payee’s election, be paid with common stock of the Company.

During October 2005, all notes payable were paid in cash, and $29,371 of the related interest payable was paid with unregistered shares of the Company’s common stock.

NOTE 7 - STOCKHOLDERS' EQUITY

Common Stock Issued for Services

During 2004 and 2005, the Company issued 200,000 and 80,000 shares, respectively, of its unregistered common stock to Jackie Stephens, former President of the Company, for consulting services.  The shares were valued by the Company at $20,000 and $8,000, respectively, or $0.10 per share.

Common Stock Issued as Payment of Interest Payable

In October 2005, accrued interest payable amounting to $29,371 was paid by the Company issuing 293,713 shares, at $0.10 per share, of unregistered common stock to the various note holders.

Stock Option Plan

The Company has a stock plan (“the 1995 Plan”) under which eligible employees and directors of the Company may be granted stock options, stock appreciation rights, or restricted stock.  Pursuant to terms of the 1995 Plan, the total number of shares of stock subject to issuance may not exceed 1,000,000.  Grants of options, stock appreciation rights and restricted stock are based solely on the discretion of the Board of Directors at exercise prices at least equal to the fair value of the stock on the date of grant.  Options granted under the 1995 Plan vest immediately.  The 1998 Equity Incentive Plan was adopted in May 1999, to aid the Company in maintaining and developing a management team and attracting qualified officers and employees.  A total of 2,041,800 shares of common stock may be subject to, or issued pursuant to, the terms of the Plan.

HANOVER GOLD COMPANY, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 7 – STOCKHOLDERS’ EQUITY, continued:

At January 1, 2005, there were 325,000 stock options outstanding with exercise prices that ranged from $0.125 to $0.15.  During 2005, 175,000 stock options expired, and at December 31, 2005, 150,000 options were outstanding at an exercise price of $0.125 per share and a remaining contractual life of four years.  There was no option activity during 2004.

Warrants to purchase common stock

At January 1, 2005, there were 2,022,275 warrants to purchase common stock with exercise prices of $0.25 and $0.35 outstanding.  During 2005, all outstanding warrants expired, unexercised, and no additional warrants were issued.  Therefore, at December 31, 2005, there were no warrants outstanding.  There was no warrant activity during 2004.

NOTE 8 – SUBSEQUENT EVENTS

Sale of Mineral Properties

In June 2006, we entered into an agreement to sell our remaining mineral claims in Montana.  This sale, representing the majority of our assets, requires the approval of our shareholders.  If approved by our shareholders we would receive proceeds of $400,000. No gain or loss will be recognized on the sales in 2006, as the value of the mineral properties was reduced to their fair values during 2004.

Private Placement

In 2006, we conducted a private placement offering of our common stock.  We sold our stock for $0.025 per share.  Proceeds of $350,000 were raised from the sale, less a 10% underwriting fee.  A total of 14,000,000 shares of restricted common stock were issued.  The underwriter, Pennaluna and Company, Inc., exercised 490,000 warrants at $0.05 per share for proceeds of $24,500.  The shares were offered and sold pursuant to a Regulation D exemption from the registration requirements of the Securities Act of 1933, as amended.  The shares were offered and sold only to accredited investors.

Item 8. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 8A. Controls and Procedures

(a)

Evaluation of Disclosure Controls and Procedures

Our President, who also serves as Principal Accounting Officer, has evaluated the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-15(e) of the Securities Exchange Act of 1934 (the “Exchange Act”), which disclosure controls and procedures are designed to insure that information required to be disclosed by a company in the reports that it files under the Exchange Act is recorded, processed, summarized and reported within required time periods specified by the Securities & Exchange Commission rules and forms.

Based upon that evaluation held within the last 90 days, the President, who also serves as the Principal Accounting Officer, concluded that our disclosure controls needed improvement and were not adequately effective as of December 31, 2005, to ensure timely reporting with the Securities and Exchange Commission.

Material weaknesses identified were:

The Company’s corporate governance and disclosure controls and procedures do not provide reasonable assurance that required reports are timely and accurately reported in our periodic reports that we file with the Securities and Exchange Commission.  In particular, the 10-KSB report for the year ended December 31, 2005, as well as the first and second quarter Form 10-QSB’s for the year ending December 31, 2006, were not filed and are currently delinquent.  We are working to become current with any delinquent filings required by the Exchange Act of 1934.

In an assessment of the effectiveness of our internal controls over financial reporting, it was determined our controls were not effective.  A material weakness was identified by management because of lack of segregation of duties.  The President is currently handling the duties of President and Principal Accounting Officer, and is also responsible for all cash disbursements. There is no system of proper financial controls for the segregation of duties that has been implemented at this time.

(b)

Changes in Internal Control

As required by Rule 13a-15(d) the President, who also serves as the Principal Accounting Officer, conducted evaluations of our internal controls over financial reporting to determine whether any changes occurred during the fiscal year that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.  There have been no such changes.

(c)

 Limitations

Our President, who also serves as Principal Accounting Officer, does not expect that our disclosure controls or internal controls over financial reporting will prevent all errors or all instances of fraud.  A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met.  Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.

Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within our company have been detected.  These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake.  Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls.  The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and any design may not succeed in achieving its stated goals under all potential future conditions.

Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures. Because of the inherent limitation of a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Item 8b. Other Information

None

15